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                                             CHASE MANHATTAN RV OWNER TRUST 1997-A

                                                    MONTHLY SERVICER'S REPORT



                                                                                            Settlement Date         9/30/98
                                                                                            Determination Date      10/9/98
                                                                                            Distribution Date       10/15/98


I.      All Payments on the Contracts                                                                               23,196,050.56
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                            749,001.32
III.    Repurchased Contracts                                                                                                0.00
IV.     Investment Earnings on Collection Account                                                                            0.00
V.      Servicer Monthly Advances                                                                                      710,293.63
VI.     Distribution from the Reserve Account                                                                                0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                            197,766.78
VIII.   Transfers to the Pay-Ahead Account                                                                            (148,678.59)

IX.     Less:  Investment Earnings distributions                                                                             0.00
          (a)  To Sellers with respect to the Collection Account                                                             0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                       $24,704,433.70
                                                                                                               ===================



DISTRIBUTION AMOUNTS                                                        Cost per $1000
-------------------------------                                             ----------------

1.   (a)  Class A-1 Note Interest Distribution                                                            0.00
     (b)  Class A-1 Note Principal Distribution                                                           0.00
            Aggregate Class A-1 Note Distribution                            0.00000000                                     0.00

2.   (a)  Class A-2 Note Interest Distribution                                                            0.00
     (b)  Class A-2 Note Principal Distribution                                                           0.00
           Aggregate Class A-2 Note Distribution                             0.00000000                                     0.00

3.   (a)  Class A-3 Note Interest Distribution                                                      177,015.93
     (b)  Class A-3 Note Principal Distribution                                                  19,350,839.59
           Aggregate Class A-3 Note Distribution                           172.81288074                            19,527,855.52

4.   (a)  Class A-4 Note Interest Distribution                                                      366,216.67
     (b)  Class A-4 Note Principal Distribution                                                           0.00
          Aggregate Class A-4 Note Distribution                              5.01666667                               366,216.67

5.   (a)  Class A-5 Note Interest Distribution                                                      665,500.00
     (b)  Class A-5 Note Principal Distribution                                                           0.00
           Aggregate Class A-5 Note Distribution                             5.04166667                               665,500.00

6.   (a)  Class A-6 Note Interest Distribution                                                      449,533.33
     (b)  Class A-6 Note Principal Distribution                                                           0.00
           Aggregate Class A-6 Note Distribution                             5.10833333                               449,533.33

7.   (a)  Class A-7 Note Interest Distribution                                                      291,650.00
     (b)  Class A-7 Note Principal Distribution                                                           0.00
           Aggregate Class A-7 Note Distribution                             5.11666667                               291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                                      441,291.67
     (b)  Class A-8 Note Principal Distribution                                                           0.00
           Aggregate Class A-8 Note Distribution                             5.19166667                               441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                      321,266.67
     (b)  Class A-9 Note Principal Distribution                                                           0.00
           Aggregate Class A-9 Note Distribution                             5.26666667                               321,266.67

10. (a)  Class A-10 Note Interest Distribution                                                      345,041.67
    (b)  Class A-10 Note Principal Distribution                                                           0.00
           Aggregate Class A-10 Note Distribution                            5.30833333                               345,041.67

11. (a)  Class B Certificate Interest Distribution                                                  244,679.31
    (b)  Class B Certificate Principal Distribution                                                       0.00
           Aggregate Class B Certificate Distribution                        5.45000000                               244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                           267,409.56
       (b)  Reimbursement of prior Monthly Advances                                                 507,744.96
               Total Servicer Payment                                                                                 775,154.52

13.  Deposits to the Reserve Account                                                                                1,276,244.34

Total Distribution Amount                                                                                         $24,704,433.70
                                                                                                               ===================

Reserve Account distributions:
-----------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                               163,742.15
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                  1,112,502.19
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                           57,154.88
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)               388,323.55
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                $1,721,722.77
                                                                                                               ===================


           INTEREST
-------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes   @5.598%                                                                     0.00
        (b) Class A-2 Notes   @5.852%                                                                     0.00
        (c) Class A-3 Notes   @5.919%                                                               177,015.93
        (d) Class A-4 Notes   @6.020%                                                               366,216.67
        (e) Class A-5 Notes   @6.050%                                                               665,500.00
        (f) Class A-6 Notes   @6.130%                                                               449,533.33
        (g) Class A-7 Notes   @6.140%                                                               291,650.00
        (h) Class A-8 Notes   @6.230%                                                               441,291.67
        (i) Class A-9 Notes   @6.320%                                                               321,266.67
        (j) Class A-10 Notes  @6.370%                                                               345,041.67
                     Aggregate Interest on Notes                                                                     3,057,515.93
        (k) Class B Certificate @6.540%                                                                                244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                               0.00
        (b) Class A-2 Notes                                                                               0.00
        (c) Class A-3 Notes                                                                               0.00
        (d) Class A-4 Notes                                                                               0.00
        (e) Class A-5 Notes                                                                               0.00
        (f) Class A-6 Notes                                                                               0.00
        (g) Class A-7 Notes                                                                               0.00
        (h) Class A-8 Notes                                                                               0.00
        (i) Class A-9 Notes                                                                               0.00
        (j) Class A-10 Notes                                                                              0.00
        (k) Class B Certificates                                                                          0.00

3.   Total Distribution of Interest                                         Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   0.00000000                  0.00
        (b) Class A-2 Notes                                                   0.00000000                  0.00
        (c) Class A-3 Notes                                                   1.56651269            177,015.93
        (d) Class A-4 Notes                                                   5.01666667            366,216.67
        (e) Class A-5 Notes                                                   5.04166667            665,500.00
        (f) Class A-6 Notes                                                   5.10833333            449,533.33
        (g) Class A-7 Notes                                                   5.11666667            291,650.00
        (h) Class A-8 Notes                                                   5.19166667            441,291.67
        (i) Class A-9 Notes                                                   5.26666667            321,266.67
        (j) Class A-10 Notes                                                  5.30833333            345,041.67
                     Total Aggregate Interest on Notes                                                               3,057,515.93
        (k) Class B Certificates                                              5.45000000                               244,679.31



          PRINCIPAL
-------------------------------
                                                                            No. of Contracts
                                                                            ----------------
1.   Amount of Stated Principal Collected                                                         5,475,028.61
2.   Amount of Principal Prepayment Collected                                     497            12,860,637.55
3.   Amount of Liquidated Contract                                                 19             1,015,173.43
4.   Amount of Repurchased Contract                                                 0                     0.00

       Total Formula Principal Distribution Amount                                                                  19,350,839.59

5.   Principal Balance before giving effect to Principal Distribution                          Pool Factor
                                                                                               -----------
        (a) Class A-1 Notes                                                                     0.0000000                    0.00
        (b) Class A-2 Notes                                                                     0.0000000                    0.00
        (c) Class A-3 Notes                                                                     0.3175900           35,887,670.38
        (d) Class A-4 Notes                                                                     1.0000000           73,000,000.00
        (e) Class A-5 Notes                                                                     1.0000000          132,000,000.00
        (f) Class A-6 Notes                                                                     1.0000000           88,000,000.00
        (g) Class A-7 Notes                                                                     1.0000000           57,000,000.00
        (h) Class A-8 Notes                                                                     1.0000000           85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000           61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000           65,000,000.00
        (k) Class B Certificates                                                                1.0000000           44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                  0.00
        (b) Class A-2 Notes                                                                                                  0.00
        (c) Class A-3 Notes                                                                                                  0.00
        (d) Class A-4 Notes                                                                                                  0.00
        (e) Class A-5 Notes                                                                                                  0.00
        (f) Class A-6 Notes                                                                                                  0.00
        (g) Class A-7 Notes                                                                                                  0.00
        (h) Class A-8 Notes                                                                                                  0.00
        (i) Class A-9 Notes                                                                                                  0.00
        (j) Class A-10 Notes                                                                                                 0.00
        (k) Class B Certificates                                                                                             0.00

7.   Principal Distribution                                                 Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   0.00000000                                     0.00
        (b) Class A-2 Notes                                                   0.00000000                                     0.00
        (c) Class A-3 Notes                                                 171.24636805                            19,350,839.59
        (d) Class A-4 Notes                                                   0.00000000                                     0.00
        (e) Class A-5 Notes                                                   0.00000000                                     0.00
        (f) Class A-6 Notes                                                   0.00000000                                     0.00
        (g) Class A-7 Notes                                                   0.00000000                                     0.00
        (h) Class A-8 Notes                                                   0.00000000                                     0.00
        (i) Class A-9 Notes                                                   0.00000000                                     0.00
        (j) Class A-10 Notes                                                  0.00000000                                     0.00
        (k) Class B Certificates                                              0.00000000                                     0.00

8.   Principal Balance after giving effect to Principal Distribution                           Pool Factor
                                                                                               -----------
        (a) Class A-1 Notes                                                                     0.0000000                    0.00
        (b) Class A-2 Notes                                                                     0.0000000                    0.00
        (c) Class A-3 Notes                                                                     0.1463436           16,536,830.79
        (d) Class A-4 Notes                                                                     1.0000000           73,000,000.00
        (e) Class A-5 Notes                                                                     1.0000000          132,000,000.00
        (f) Class A-6 Notes                                                                     1.0000000           88,000,000.00
        (g) Class A-7 Notes                                                                     1.0000000           57,000,000.00
        (h) Class A-8 Notes                                                                     1.0000000           85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000           61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000           65,000,000.00
        (k) Class B Certificates                                                                1.0000000           44,895,285.54



          POOL DATA
-------------------------------
                                                                                                Aggregate
                                                                            No. of Contracts Principal Balance
                                                                            ---------------- -----------------
1.   Pool Stated Principal Balance as of 9/30/98                                21,138        622,432,116.33

2.   Delinquency Information                                                                                      % Delinquent
                                                                                                                  -------------
              (a) 31-59 Days                                                       183            4,388,412.62       0.705%
              (b) 60-89 Days                                                        64            1,864,175.56       0.299%
              (c) 90-119 Days                                                       45            1,137,429.15       0.183%
              (d) 120 Days +                                                       161            4,399,437.39       0.707%


3.   Contracts Repossessed during the Due Period                                    23              985,939.48

4.   Current Repossession Inventory                                                 46            1,753,860.07

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                   19            1,015,173.43
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                  749,001.32
                                                                                            -------------------
       Total Aggregate Net Losses for the preceding Collection Period                                                  266,172.11

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                   2,136,689.50

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)             156                               2,358,450.10

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                           9.276%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                             118.868



       TRIGGER ANALYSIS
-------------------------------

1.  (a)  Average Delinquency Percentage                         1.484%
    (b)  Delinquency Percentage Trigger in effect ?                               NO

2.  (a)  Average Net Loss Ratio                                 0.034%
    (b)  Net Loss Ratio Trigger in effect ?                                       NO
    (c)  Net Loss Ratio (using ending Pool Balance)             0.256%

3.  (a)  Servicer Replacement Percentage                        0.249%
    (b)  Servicer Replacement Trigger in effect ?                                 NO



        MISCELLANEOUS
-------------------------------

1.   Monthly Servicing Fees                                                                                            267,409.56

2.   Servicer Advances                                                                                                 710,293.63

3.    (a)  Opening Balance of the Reserve Account                                                                   12,835,659.12
      (b)  Deposits to the Reserve Account                                                        1,276,244.34
      (c)  Investment Earnings in the Reserve Account                                                58,461.64
      (d)  Distribution from the Reserve Account                                                 (1,721,722.77)
      (e)  Ending Balance of the Reserve Account                                                                    12,448,642.33

4.   Specified Reserve Account Balance                                                                              12,448,642.33

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                    591,310.64
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                            148,678.59
      (c)  Investment Earnings in the Pay-Ahead Account                                                   0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                          (197,766.78)
      (e)  Ending Balance in the Pay-Ahead Account                                                                     542,222.45


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